UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 5, 2021

BROADSTONE NET LEASE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39529	26-1516177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Clinton Square, Rochester, New York	14604
(Address of principal executive offices)	(Zip Code)

(585) 287-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value [1]	BNL	New York Stock Exchange
Class A Common Stock, $0.00025 par value [1]	BNL	New York Stock Exchange

1 Each share of Class A Common Stock will automatically convert to one share of Common Stock on March 20, 2021, the date that is 180 days after the completion of the initial public offering of the Class A Common Stock. The Common Stock will be listed and tradeable on the New York Stock Exchange on March 22, 2021.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)On January 5, 2021, Amy L. Tait, the Chairman of the Board of Directors (the “Board”) of Broadstone Net Lease, Inc. (the “Company”) informed the Company that she has decided to not stand for re-election as a director and to retire as director and Chairman of the Board at the end of her current term, which will expire at the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). Ms. Tait’s decision to not stand for re-election was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise.

To ensure a smooth transition of leadership following Ms. Tait’s retirement, the Board intends to appoint Laurie A. Hawkes, who currently serves as the Board’s Lead Independent Director, to succeed Ms. Tait as the Chairman of the Board, effective as of the conclusion of the 2021 Annual Meeting. Additionally, the Board intends to fill the vacancy on the Board resulting from Ms. Tait’s retirement at the 2021 Annual Meeting.

Item 7.01        Regulation FD Disclosure

On January 11, 2021, the Company issued a press release providing an update on its acquisition and rent collection activity for the quarter ending December 31, 2020, as well as Ms. Tait’s retirement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including the information contained in the press release attached as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Reference to the Company’s website in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K does not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated January 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSTONE NET LEASE, INC.

/s/ John D. Moragne
Name: John D. Moragne Title: Executive Vice President, Chief Operating Officer, and Secretary

Date: January 11, 2021